Exhibit 10.17(1)
FIRST AMENDMENT TO
PROMISSORY NOTE AND REPRICING OF WARRANTS

THIS FIRST AMENDMENT TO PROMISSORY NOTE AND REPRICING OF WARRANTS (this “First Amendment”) dated as of January 4, 2024 (the “Effective Date”), is to become affixed to, modify and become a part of that certain Promissory Note in the original principal sum of $[_______], dated as of April 19, 2023 (the “(Note”), and which Note was made and executed by Stryve Foods, LLC, a Texas limited liability company (“Borrower”), and payable to the order of [___________] (“Lender”).

WHEREAS, pursuant to the Note, Lender received a warrant, in the form attached to the Note to purchase [__________] shares of Class A Common Stock of Stryve Foods, Inc., a Delaware corporation, par value $0.001 (the “Common Stock”) for an exercise price of $0.5134 per underlying share which was later automatically adjusted by virtue of the Company’s reverse stock split to reflect the split-adjusted shares and split-adjusted exercise price per share of [_______] shares of Common Stock and $7.701 per share respectively (the “Warrant”); and

WHEREAS, Borrower and Lender desire to amend the Note to, among other things, reprice the Warrant, all upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Borrower hereby agrees as follows:

1.
Incorporation of Recitals. All recitals as stated above are incorporated and made a part of this First Amendment as if fully rewritten and restated at length herein.

2.
Capitalized Terms. All capitalized terms used but not otherwise defined herein shall have those meanings ascribed to them in the Note.

3.
Amendment to Maturity of the Note. The last sentence of the first paragraph on the Note is hereby deleted in its entirety and replaced as follows: “The unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. For purposes of this note, “Maturity Date” means the earlier of (i) December 31, 2024 and (ii) the closing of the Next Equity Financing (as defined below).

4.
Amendment to Section 7.2 of the Note. The first sentence of Section 7.2 of the Note is hereby deleted in its entirety and replaced as follows: “The ‘Next Equity Financing’ means the next sale (or series of related sales) by the Issuer of its Equity Securities following the date of this Note from which the Issuer receives gross proceeds of not less than Three Million Dollars ($3,000,000); provided that, in no event shall the delivery of Equity Securities pursuant to the exercise of a warrant constitute a sale by the Issuer of its Equity Securities; provided further that any existing or future sales of the Issuer’s Equity Securities made pursuant to an at the market offering agreement (“ATM Agreement”) with an underwriter including the Company’s existing ATM Agreement with Craig-Hallum Capital Group LLC shall not be included for purposes of determining the Next Equity Financing.”

5.
Repricing of Warrants. Effective immediately, the Exercise Price (as defined in the Warrant) of the Warrant currently held by the Lender, to the extent such Warrant is listed on the signature page hereto, is hereby reduced from $7.701 per split-adjusted share to $2.75 per split-adjusted share, subject to adjustment therein.

6.
Not a Novation. This First Amendment is a modification only and not a novation. Nothing in this First Amendment is intended to nor shall it constitute a novation of the indebtedness evidenced by the Note and such indebtedness remains in full force and effect as evidenced by the Note as amended hereby and all other documents executed in relation hereto. This First Amendment is to be considered attached to the Note, and made a part thereof. This First Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Note, or release any owner of collateral securing the Note, except as may be otherwise provided herein. The validity, priority and enforceability of the Note shall not be impaired hereby. For clarity, the indebtedness and the security interests granted in connection with the Note remain pari passu with each of the other April 2023 Promissory Notes (as defined below) and this Amendment is not intended to subordinate the debt under the Note or the security interests granted thereby to any other holder of one of the April 2023 Promissory Notes whether or not such April 2023 Promissory Notes (as the same may be amended, supplemented or modified from time to time).

7.
Full Force and Effect. Except as expressly amended hereby, the Note shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the parties hereto ratify and agree to continue to be bound by all terms and provisions of the Note as amended hereby. The Note as modified hereby is ratified and reaffirmed by Borrower and Borrower covenants and agrees to pay the indebtedness evidenced by the Note in accordance with its terms as modified hereby and to otherwise observe and comply with the terms, covenants, conditions and warranties set forth in the Note, as modified hereby.

8.
Relationship to Other Promissory Notes. The Note, as amended hereby, is one of a series of promissory notes issued on April 19, 2023 in an aggregate principal amount of $4,089,000 (collectively, the “April 2023 Promissory Notes”). If, at any time after the date of this Amendment, the Borrower enters into any agreement with any other lender under any of the April 2023 Promissory Notes that provides more favorable terms or conditions to such lender (including, without limitation, any payment by Borrower to such lender) than the terms and conditions then in effect under the Note (such terms or conditions, the “MFN Terms”), then the Borrower shall, no later than one business day after the effective date of such amendment, notify the Lender of such MFN Terms in writing. Within five business days of the receipt of such notice, the Lender shall notify the Borrower in writing whether or not Lender desires to further amend the Note to incorporate the MFN Terms (the “MFN Election”). Upon receipt of the MFN Election, the Borrower and the Lender shall promptly execute an amendment to the Note incorporating the MFN Terms. If the Lender does not provide an MFN Election as described above, then Lender shall be deemed to have waived its right under this Section 8 to incorporate the MFN Terms into the Note. The Borrower hereby represents and warrants to the Lender that (a) no amendment to any of the April 2023 Promissory Notes entered into at any time prior to or concurrently with this Amendment contains any term or condition more favorable to the applicable lender than the terms and conditions set forth in this Amendment, and (b) the Borrower has not paid any amount (whether principal, interest, or otherwise) to any lender under any of the April 2023 Promissory Notes. Any breach by the Borrower of this Section 8 shall be an immediate Event of Default.

9.
Repayment of Accrued Interest. In consideration of Lender executing this First Amendment, Borrower hereby agrees to cause [______] shares of Class A Common Stock to be issued to the Lender, which will represent payment in full to the lender of all interest accrued under the Note through December 31, 2023.

10.
Miscellaneous. This First Amendment may be executed and delivered by e-mail transmission of a file in “.pdf” or similar format and upon such delivery, each signature shall be deemed to have the same effect as if the original signature had been delivered to Lender. If any of the provisions of this First Amendment, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this First Amendment or the circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this First Amendment shall be valid and enforceable to the fullest extent permitted by law. This First Amendment may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by the party against whom enforcement of any changes, termination or waiver is sought. Borrower hereby represents and warrants to Lender that it has full right, power and authority to enter into this First Amendment and that the person executing this First Amendment on behalf of Borrower is duly authorized to do so. In the event of any inconsistency between the terms and provisions of the Note and those of this First Amendment, the terms and provisions of this First Amendment shall control.

{Remainder of Page Intentionally Left Blank; Signature Page to Follow}

IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower and Lender have caused this First Amendment to be made, executed and delivered as of the date above first written.

BORROWER:

STRYVE FOODS, LLC,

By: Stryve Foods, Inc., its managing member

By:

Name: R. Alex Hawkins

Title: Chief Financial Officer

LENDER:

[●]

By:

Name:

Title:

Adjusted Warrant Shares:

3